                               PARTNERS PORTFOLIO
                                NEUBERGER&BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                                                                    NBAMTSA20698

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio
   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN ANGELS" -- GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER-TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.
   First-half 1998 was not a particularly rewarding period for value investors relative to their growth stock counterparts. Cyclical companies -- traditional repositories of value -- underperformed as Asian economic weakness began taking its toll on earnings. High-profile growth companies in the consumer non-durable and pharmaceuticals industries -- which are generally priced out of reach for true value disciples -- were bid up even higher as investors sought "safe" earnings.
   Although Partners Portfolio closed this reporting period with respectable gains, performance was restrained by our commitment to leading capital goods companies and commodity-oriented cyclicals like the paper, steel, chemical and lower-end semiconductor chip manufacturers. We had increased the portfolio's exposure in these groups in late 1997-early 1998 after cyclical stocks had already been beaten down in what we felt was an overreaction to the problems of emerging market Asia. We did not anticipate the Japanese economy sinking into recession and, in the process, posing a much more serious threat to the global economy and cyclical company earnings. We have not abandoned the cyclicals. In our opinion, many still offer outstanding long-term fundamental value. We have reduced and/or eliminated positions in those companies that we believe may suffer a more extended bout of the Asian Flu and added to positions in companies we feel may recover more quickly.
   While our investments in several cyclical industries disappointed, other undervalued cyclical groups performed quite well. For example, airline stocks, most notably Continental Airlines, soared as earnings took off. Despite a good run, we still think there is value in the airline group and in Continental. The group trades at the same price/earnings multiple discount relative to the S&P it received during the mid 80's -- a decade in which the airlines repeatedly crash landed by building excess capacity during the good times only to see profits disappear into thin air on any economic downturn. Airline company managements appear committed to not making the same mistake again and we believe the group can maintain the higher returns achieved recently. In our opinion, that could result in multiple expansion on top of ongoing earnings gains.
   Selected financial stocks also performed well. Sallie Mae, now formally SLM Holdings, had sold off on fears the federal government would pass legislation reducing the rates SLM could charge on its student loans. It now appears a sensible compromise has been reached. Legislation passed overwhelmingly by the House and Senate and presently awaiting President Clinton's signature does reduce student loan rates, but partially compensates SLM for the difference. In addition, SLM has given up its status as a Government Sponsored Entity (GSE) in return for the freedom to compete in other markets. Although this will increase the company's cost of capital, it will now be able to participate in potentially higher-margin loan businesses including consolidation loans, which allow its customers to consolidate student loan, mortgage and credit card debt. SLM is still the low-cost provider and most efficient servicer of student loans nationwide. We think this should continue to be a profitable business. We believe this well-managed company will also be successful in other loan markets. We bought SLM stock when it was trading at about 13 times earnings. As of June 30, 1998, it had a P/E ratio of around 15, about half the S&P "500" 's* P/E of around 28. Bear in mind, if fundamentally justified, we may change our investment opinion on the holdings in the portfolio.
   Over the short term, we believe these are rocky times for equities. For the time being, inflation appears dormant and long interest rates are now at historical lows -- two very positive factors for stocks. However, corporate profit growth, the third leg of the stool supporting rather hefty stock valuations, has gotten a little wobbly. We believe the large-cap growth sector may be particularly vulnerable. Many of the market favorites -- very fine companies indeed -- trade at rather breathtaking multiples. If we see any earnings disappointments -- remember, many of these companies have extensive foreign sales and profits that must be translated into the ultra strong U.S. dollar when they report earnings -- the strongest sector of the market could lose momentum.
   Irrespective of what the stock market may hold in store for us over the next several quarters, we take great comfort knowing we have positioned the portfolio in what we believe to be attractively priced, high-quality companies with favorable long term prospects.

Sincerely,

 [/S/ ROBERT GENDELMAN]                   [/S/ MICHAEL KASSEN]

Robert Gendelman and Michael Kassen
PORTFOLIO CO-MANAGERS

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividend and capital gain distributions. The Portfolio invests in many securities not included in the above described index.

 The composition, industries and holdings are subject to change. The Portfolio is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

 Past performance is no guarantee of future results and shares when redeemed may be worth more or less than their original cost.

 The investments for the Portfolio are managed by the same portfolio managers who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                                       June 30,
                                                         1998
                                                     (UNAUDITED)
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $1,933,295,007
      Receivable for Trust shares sold                   1,823,711
      Deferred organization costs (Note A)                   2,041
                                                    --------------
                                                     1,935,120,759
                                                    --------------
LIABILITIES
      Payable for Trust shares redeemed                  2,456,659
      Payable to administrator (Note B)                    470,079
      Accrued expenses                                     142,656
                                                    --------------
                                                         3,069,394
                                                    --------------
NET ASSETS at value                                 $1,932,051,365
                                                    --------------

NET ASSETS consist of:
      Par value                                     $      100,368
      Paid-in capital in excess of par value         1,691,196,675
      Accumulated undistributed net investment
       income                                            7,658,951
      Accumulated net realized gains on investment     119,197,321
      Net unrealized appreciation in value of
       investment                                      113,898,050
                                                    --------------
NET ASSETS at value                                 $1,932,051,365
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                     100,368,306
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $19.25
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                                      For the
                                                     Six Months
                                                       Ended
                                                      June 30,
                                                        1998
                                                    (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $ 15,359,393
                                                    ------------
    Expenses:
      Administration fee (Note B)                      2,778,446
      Shareholder reports                                 77,133
      Legal fees                                          55,312
      Trustees' fees and expenses                         33,083
      Auditing fees                                        8,186
      Custodian fees                                       4,959
      Registration and filing fees                         3,440
      Amortization of deferred organization and
       initial offering expenses (Note A)                  1,394
      Miscellaneous                                          680
      Expenses from Series (Notes A & B)               4,757,753
                                                    ------------
        Total expenses                                 7,720,386
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                          (192)
                                                    ------------
        Total net expenses                             7,720,194
                                                    ------------
        Net investment income                          7,639,199
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM SERIES (NOTE A)
    Net realized gain on investment securities       121,955,853
    Change in net unrealized appreciation of
     investment securities                           (32,382,914)
                                                    ------------
        Net gain on investments from Series (Note
        A)                                            89,572,939
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $ 97,212,138
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                           Six Months
                                              Ended           Year
                                            June 30,          Ended
                                              1998        December 31,
                                           (UNAUDITED)        1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $   7,639,199   $   6,928,054
    Net realized gain on investments
      from Series (Note A)                  121,955,853     208,112,368
    Change in net unrealized
      appreciation of investments from
      Series (Note A)                       (32,382,914)     75,121,916
                                          -----------------------------
    Net increase in net assets resulting
      from operations                        97,212,138     290,162,338
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                    (6,673,458)     (2,479,825)
    Net realized gain on investments       (210,213,946)    (38,189,299)
                                          -----------------------------
    Total distributions to shareholders    (216,887,404)    (40,669,124)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold               484,340,575   1,115,192,751
    Proceeds from reinvestment of
      dividends and distributions           216,887,404      40,669,124
    Payments for shares redeemed           (282,336,708)   (477,954,508)
                                          -----------------------------
    Net increase from Trust share
      transactions                          418,891,271     677,907,367
                                          -----------------------------
NET INCREASE IN NET ASSETS                  299,216,005     927,400,581
NET ASSETS:
    Beginning of period                   1,632,835,360     705,434,779
                                          -----------------------------
    End of period                         $1,932,051,365  $1,632,835,360
                                          -----------------------------
    Accumulated undistributed net
      investment income at end of period  $   7,658,951   $   6,693,210
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                     24,089,759      60,336,693
    Issued on reinvestment of dividends
      and distributions                      11,179,763       2,479,824
    Redeemed                                (14,164,497)    (26,354,418)
                                          -----------------------------
    Net increase in shares outstanding       21,105,025      36,462,099
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Partners Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Partners Portfolio (the "Fund") is a separate operating series of Neuberger&Berman Advisers Management Trust-SM- (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
       The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Partners Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at June 30, 1998). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued by Advisers Managers
   Trust   as  indicated  in  the  notes   following  the  Series'  Schedule  of
   Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.
   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Partners Portfolio

5) ORGANIZATION EXPENSES: Expenses incurred by the Fund in connection with its organization are being amortized by the Fund on a straight-line basis over a five-year period. At June 30, 1998, the unamortized balance of such expenses amounted to $2,041.
6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger&Berman Management
Incorporated-Registered Trademark- ("N&B Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays N&B Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   N&B Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses and its pro rata share of its Series' operating expenses (excluding the fees payable to N&B Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by N&B Management upon at least 60 days' prior written notice to the Fund. For the six months ended June 30, 1998, no reimbursement to the Fund was required.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger& Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/ or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $192.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended June 30, 1998, additions and reductions in the Fund's investment in its Series amounted to $369,674,487 and $163,227,483, respectively.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                                                                                 Period
                                                                                                  from
                                                                                                 March
                                              Six                                                 22,
                                             Months                                             1994(3)
                                             Ended                                                 to
                                            June 30,                                            December
                                              1998            Year Ended December 31,             31,
                                            (UNAUDITED)(2) 1997(2)    1996(2)      1995(2)        1994
                                            ------------------------------------------------------------
Net Asset Value, Beginning of Period        $ 20.60      $  16.48     $ 13.23      $  9.77      $ 10.00
                                            ------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                       .09           .12         .10          .11          .03
    Net Gains or Losses on Securities
     (both realized and unrealized)            1.16          4.82        3.69         3.43         (.26)
                                            ------------------------------------------------------------
      Total From Investment Operations         1.25          4.94        3.79         3.54         (.23)
                                            ------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.08)         (.05)       (.04)        (.01)          --
    Distributions (from net capital
     gains)                                   (2.52)         (.77)       (.50)        (.07)          --
                                            ------------------------------------------------------------
      Total Distributions                     (2.60)         (.82)       (.54)        (.08)          --
                                            ------------------------------------------------------------
Net Asset Value, End of Period              $ 19.25      $  20.60     $ 16.48      $ 13.23      $  9.77
                                            ------------------------------------------------------------
Total Return(4)                               +5.97%(5)    +31.25%     +29.57%      +36.47%       -2.30%(5)
                                            ------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $1,932.1     $1,632.8     $ 705.4      $ 207.5      $   9.4
                                            ------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(6)                              .83%(7)       .86%        .95%        1.09%          --
                                            ------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                     .83%(7)       .86%        .95%        1.09%        1.75%(7)
                                            ------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         .82%(7)       .60%        .60%         .97%         .45%(7)
                                            ------------------------------------------------------------
    Portfolio Turnover Rate(8)                   --            --          --           76%          90%
                                            ------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Partners Portfolio
1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
2) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3) The date investment operations commenced.
4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
5) Not annualized.
6) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
7) Annualized.
8) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Partners Investments, which appear elsewhere in this report.

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
          AMT Partners Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  -------------
            COMMON STOCKS (99.0%)
AEROSPACE (2.5%)
   485,000  Boeing Co.                      $  21,612,812
   447,000  Raytheon Co. Class A               25,758,375
                                            -------------
                                               47,371,187
                                            -------------
AIRLINES (1.8%)
   435,000  Continental Airlines Class B       26,480,625
    46,500  Delta Air Lines                     6,010,125
    32,500  UAL Corp.                           2,535,000
                                            -------------
                                               35,025,750
                                            -------------
AUTOMOBILE MANUFACTURING (1.8%)
   521,500  General Motors                     34,842,719
                                            -------------
AUTO/TRUCK REPLACEMENT PARTS (1.5%)
   245,000  AutoZone, Inc.                      7,824,688
   313,500  Goodyear Tire & Rubber             20,201,156
                                            -------------
                                               28,025,844
                                            -------------
BANKING & FINANCIAL SERVICES (13.6%)
   758,340  Banc One                           42,324,851
   488,400  Chase Manhattan                    36,874,200
   210,000  CITICORP                           31,342,500
   911,700  Countrywide Credit Industries      46,268,775
   817,300  IndyMac Mortgage Holdings          18,593,575
   505,800  Nationwide Financial Services      25,795,800
   810,000  SLM Holding                        39,690,000
    60,000  UBS AG                             22,346,959
                                            -------------
                                              263,236,660
                                            -------------
BUILDING MATERIALS, CONSTRUCTION & REFURNISHING (0.6%)
   231,200  USG Corp.                          12,513,700
                                            -------------
BUSINESS SERVICES (1.9%)
   406,366  ACNielsen Corp.                    10,260,741
   433,200  FDX Corp.                          27,183,300
                                            -------------
                                               37,444,041
                                            -------------

  Number                                       Market
of Shares                                     Value(1)
----------                                  -------------
CHEMICALS (1.8%)
   225,000  duPont                          $  16,790,625
   698,500  Morton International               17,462,500
                                            -------------
                                               34,253,125
                                            -------------
COMMUNICATIONS (2.9%)
   270,000  MCI Communications                 15,693,750
   230,000  SBC Communications                  9,200,000
   652,000  WorldCom Inc.                      31,581,250
                                            -------------
                                               56,475,000
                                            -------------
DIVERSIFIED (2.0%)
   289,700  Minnesota Mining &
            Manufacturing                      23,809,719
   411,000  Tenneco Inc.                       15,643,687
                                            -------------
                                               39,453,406
                                            -------------
ELECTRONICS (2.6%)
   505,300  KLA-Tencor                         13,990,494
   521,000  Raychem Corp.                      15,402,062
   756,800  Teradyne, Inc.                     20,244,400
                                            -------------
                                               49,636,956
                                            -------------
ENERGY (3.3%)
   400,000  Illinova Corp.                     12,000,000
   372,300  McDermott International            12,821,081
   857,600  Niagara Mohawk Power               12,810,400
   800,000  PG&E Corp.                         25,250,000
                                            -------------
                                               62,881,481
                                            -------------
ENTERTAINMENT (1.1%)
 1,019,200  Mirage Resorts                     21,721,700
                                            -------------
FOOD PRODUCTS (1.0%)
   611,300  ConAgra, Inc.                      19,370,569
                                            -------------
FOOD & TOBACCO (4.6%)
   579,600  Anheuser-Busch                     27,349,875
   405,800  Nabisco Holdings                   14,634,162

Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

          AMT Partners Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  -------------
   600,000  Philip Morris                   $  23,625,000
   850,000  UST, Inc.                          22,950,000
                                            -------------
                                               88,559,037
                                            -------------
GAS (2.1%)
   865,400  Praxair, Inc.                      40,511,538
                                            -------------
HEALTH CARE (3.7%)
   391,100  Baxter International               21,046,069
   640,000  Biogen, Inc.                       31,360,000
   247,900  Wellpoint Health Networks          18,344,600
                                            -------------
                                               70,750,669
                                            -------------
INDUSTRIAL GOODS & SERVICES (6.2%)
 1,192,400  AK Steel Holding                   21,314,150
   765,000  Alstom SA ADR                      24,910,313
   659,800  Crown Cork & Seal                  31,340,500
   320,000  Eaton Corp.                        24,880,000
   375,000  Owens-Illinois                     16,781,250
                                            -------------
                                              119,226,213
                                            -------------
INSURANCE (12.2%)
   460,000  Ace, Ltd.                          17,940,000
   403,400  Aetna Inc.                         30,708,825
   411,000  Allstate Corp.                     37,632,188
   228,600  Aon Corp.                          16,059,150
   545,000  CIGNA Corp.                        37,605,000
   545,000  EXEL Ltd.                          42,407,812
   657,000  St. Paul Cos.                      27,635,063
   430,000  Travelers Group                    26,068,750
                                            -------------
                                              236,056,788
                                            -------------
OIL & GAS (3.9%)
   250,200  Chevron Corp.                      20,782,237
   170,000  Enron Corp.                         9,190,625
   523,700  Noble Affiliates                   19,900,600
   621,100  Unocal Corp.                       22,204,325
    93,400  YPF SA ADR                          2,807,838
                                            -------------
                                               74,885,625
                                            -------------
  Number                                       Market
of Shares                                     Value(1)
----------                                  -------------
PAPER & FOREST PRODUCTS (3.5%)
   610,000  Kimberly-Clark                  $  27,983,750
   532,700  Mead Corp.                         16,913,225
    56,900  Union Camp                          2,823,663
   415,600  Weyerhaeuser Co.                   19,195,525
                                            -------------
                                               66,916,163
                                            -------------
PUBLISHING & BROADCASTING (3.0%)
   558,500  E.W. Scripps                       30,612,781
   471,300  Harcourt General                   28,042,350
                                            -------------
                                               58,655,131
                                            -------------
REAL ESTATE (4.5%)
 1,000,000  Catellus Development               17,687,500
 1,834,900  Host Marriott                      32,684,156
   643,100  Security Capital U.S. Realty
            ADR                                 8,553,230(2)
   600,000  Starwood Hotels & Resorts          28,987,500
                                            -------------
                                               87,912,386
                                            -------------
RESTAURANTS (2.0%)
   230,000  McDonald's Corp.                   15,870,000
   741,000  Tricon Global Restaurants          23,480,438
                                            -------------
                                               39,350,438
                                            -------------
RETAILING (3.2%)
   670,000  Consolidated Stores                24,287,500
   620,000  Sears, Roebuck                     37,858,750
                                            -------------
                                               62,146,250
                                            -------------
SPECIALTY CHEMICAL (1.7%)
   762,600  Cabot Corp.                        24,641,512
   287,900  Millipore Corp.                     7,845,275
                                            -------------
                                               32,486,787
                                            -------------
STEEL (0.0%)
     8,400  Nucor Corp.                           386,400
                                            -------------
TECHNOLOGY (4.4%)
   371,100  Micron Technology                   9,207,919
   362,300  Motorola, Inc.                     19,043,394
   737,600  National Semiconductor              9,727,100

Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

          AMT Partners Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  -------------
 1,071,900  Quantum Corp.                   $  22,241,925
   428,100  Texas Instruments                  24,963,581
                                            -------------
                                               85,183,919
                                            -------------
TEXTILES (1.0%)
   585,400  Unifi, Inc.                        20,049,950
                                            -------------
UTILITIES (3.4%)
 1,000,000  Edison International               29,562,500
 1,018,200  Unicom Corp.                       35,700,638
                                            -------------
                                               65,263,138
                                            -------------
WASTE MANAGEMENT (1.2%)
   675,000  Waste Management                   23,625,000
                                            -------------
            TOTAL COMMON STOCKS
            (COST $1,800,302,680)           1,914,217,570
                                            -------------
            PREFERRED STOCKS (0.0%)
   121,100  Fresenius National Medical
            Care, Class D  (COST $24,711)           7,871
                                            -------------
Principal                                      Market
  Amount                                      Value(1)
----------                                  -------------
            SHORT-TERM INVESTMENTS (1.5%)
$  480,000  General Electric Capital
            Corp., 5.60%, due 7/1/98        $     480,000(3)
28,024,201  N&B Securities Lending Quality
            Fund, LLC                          28,024,201(3)
                                            -------------
            TOTAL SHORT-TERM INVESTMENTS
            (COST $28,504,201)                 28,504,201
                                            -------------
            TOTAL INVESTMENTS (100.5%)
            (COST $1,828,831,592)           1,942,729,642(4)
            Liabilities, less cash,
            receivables and other assets
            [(0.5%)]                           (9,434,634)
                                            -------------
            TOTAL NET ASSETS (100.0%)       $1,933,295,008
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Partners Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method that the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 1998, this security amounted to $8,553,230 or 0.4% of net assets.
3) At cost, which approximates market value.
4) At June 30, 1998, the cost of investments for Federal income tax purposes was $1,829,022,227. Gross unrealized appreciation of investments was $198,193,003 and gross unrealized depreciation of investments was $84,485,588, resulting in net unrealized appreciation of $113,707,415, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Partners Investments

                                                       June 30,
                                                         1998
                                                     (UNAUDITED)
                                                    --------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $1,942,729,642
      Cash                                                   5,322
      Receivable for securities sold                    51,829,283
      Dividends and interest receivable                  2,552,552
      Prepaid expenses and other assets                     23,061
      Deferred organization costs (Note A)                   9,662
                                                    --------------
                                                     1,997,149,522
                                                    --------------
LIABILITIES
      Payable for securities purchased                  34,864,235
      Payable for collateral on securities loaned
       (Note A)                                         28,024,201
      Payable to investment manager (Note B)               748,263
      Accrued expenses                                     217,815
                                                    --------------
                                                        63,854,514
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $1,933,295,008
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $1,819,396,958
      Net unrealized appreciation in value of
       investment securities                           113,898,050
                                                    --------------
NET ASSETS                                          $1,933,295,008
                                                    --------------
*Cost of investments                                $1,828,831,592
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Partners Investments

                                                      For the
                                                     Six Months
                                                       Ended
                                                      June 30,
                                                        1998
                                                    (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Income:
      Dividend income                               $ 14,227,371
      Interest income                                  1,242,242
      Foreign taxes withheld (Note A)                   (110,220)
                                                    ------------
        Total income                                  15,359,393
                                                    ------------
    Expenses:
      Investment management fee (Note B)               4,432,780
      Custodian fees (Note B)                            172,487
      Legal fees                                          39,067
      Trustees' fees and expenses                         35,301
      Auditing fees                                       30,368
      Insurance expense                                    8,630
      Accounting fees                                      4,959
      Amortization of deferred organization and
       initial offering expenses (Note A)                  2,610
      Miscellaneous                                       31,551
                                                    ------------
        Total expenses                                 4,757,753
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                          (192)
                                                    ------------
        Total net expenses                             4,757,561
                                                    ------------
        Net investment income                         10,601,832
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                            121,955,853
    Change in net unrealized appreciation of
     investment securities                           (32,382,914)
                                                    ------------
        Net gain on investments                       89,572,939
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $100,174,771
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Partners Investments

                                           Six Months
                                              Ended           Year
                                            June 30,          Ended
                                              1998        December 31,
                                           (UNAUDITED)        1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $  10,601,832   $  10,657,196
    Net realized gain on investments        121,955,853     208,112,368
    Change in net unrealized
      appreciation of investments           (32,382,914)     75,121,916
                                          -----------------------------
    Net increase in net assets resulting
      from operations                       100,174,771     293,891,480
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                               369,674,487     979,036,741
    Reductions                             (163,227,483)   (325,676,040)
                                          -----------------------------
    Net increase in net assets resulting
      from transactions in investors'
      beneficial interests                  206,447,004     653,360,701
                                          -----------------------------
NET INCREASE IN NET ASSETS                  306,621,775     947,252,181
NET ASSETS:
    Beginning of period                   1,626,673,233     679,421,052
                                          -----------------------------
    End of period                         $1,933,295,008  $1,626,673,233
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Partners Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Partners Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
5) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
6) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At June 30, 1998, the unamortized balance of such expenses amounted to $9,662.
7) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
8) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. Prior to June 1, 1998, the Series made securities loans to Neuberger&Berman, LLC ("Neuberger"), the Series' principal broker and sub-adviser. These loans were made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Series received cash as collateral against the lent securities, which was maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Series received income earned on the lent securities and a portion of the income earned on the cash collateral. During the six months ended June 30, 1998, the Series lent securities to Neuberger.

Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Partners Investments
   Effective June 1, 1998, the Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"). Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At June 30, 1998, the value of the securities loaned and the value of the collateral were $27,129,144 and $28,024,201, respectively.
9) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger&Berman Management Incorporated ("N&B Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $192.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 1998, there were purchase and sale transactions (excluding short-term securities) of $1,376,920,873 and $1,133,793,757, respectively.
   During the six months ended June 30, 1998, brokerage commissions on securities transactions amounted to $2,778,032, of which Neuberger received $1,650,393, and other brokers received $1,127,639.
   In addition, Neuberger's share of the total interest income earned for the six months ended June 30, 1998, from the collateralization of securities loaned to or through Neuberger was $61,019.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Series without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Partners Investments

                                                                                    Period
                                                                                     from
                                              Six                                   May 1,
                                             Months                                1995(1)
                                             Ended                                    to
                                            June 30,      Year Ended December      December
                                              1998                31,                31,
                                            (UNAUDITED)    1997         1996         1995
                                            -----------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                           .51%(3)       .54%         .60%        .67%(3)
                                            -----------------------------------------------
    Net Expenses                                .51%(3)       .54%         .60%        .67%(3)
                                            -----------------------------------------------
    Net Investment Income                      1.14%(3)       .92%         .95%       1.34%(3)
                                            -----------------------------------------------
Portfolio Turnover Rate                          63%          106%         118%         98%
                                            -----------------------------------------------
Average Commission Rate Paid                $0.0550       $0.0560      $0.0583     $0.0594
                                            -----------------------------------------------
Net Assets, End of Period (in millions)     $1,933.3     $1,626.7       $679.4      $142.4
                                            -----------------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.